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                                                                  Exhibit 23.1



[KPMG LOGO]

   One Church Street                                    Telephone 802 864 7491
   P.O. Box 564                                         Fax 802 864 8380
   Burlington, VT 05402



                       CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
FiberMark, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to the firm under the caption "Independent Public Accountant".


                                               /s/ KPMG LLP


Burlington, Vermont
August 8, 2001